Exhibit 1

AGREEMENT OF JOINT FILING

(EP ENERGY CORPORATION)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 13, 2015.

APOLLO INVESTMENT FUND VII, L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VII, L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AIF PB VII (LS AIV), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AIF VII (AIV), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AOP VII (EPE INTERMEDIATE), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AP VII 892/TE (EPE AIV I), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AP VII 892/TE (EPE AIV II), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AP VII 892/TE (EPE AIV III), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AP VII 892/TE (EPE AIV IV), L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO INVESTMENT FUND (PB) VII, L.P.

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

ANRP (EPE INTERMEDIATE), L.P.

By:	Apollo Commodities Management, L.P.
(with respect to Series I)
its manager

	By:	Apollo Commodities Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

ANRP (CORP AIV), L.P.

By:	Apollo Commodities Management, L.P.
(with respect to Series I)
its manager

	By:	Apollo Commodities Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

ANRP (EPE AIV), L.P.

By:	Apollo Commodities Management, L.P.
(with respect to Series I)
its manager

	By:	Apollo Commodities Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

ANRP 892/TE (EPE AIV), L.P.

By:	Apollo Commodities Management, L.P.
(with respect to Series I)
its manager

	By:	Apollo Commodities Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

EPE DOMESTIC CO-INVESTORS, L.P.

By:	EPE Acquisition Holdings, LLC
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

EPE OVERSEAS CO-INVESTORS (FC), L.P.

By:	EPE Acquisition Holdings, LLC
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

EPE 892 CO-INVESTORS I, L.P.

By:	EPE Acquisition Holdings, LLC
its manager

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

EPE 892 CO-INVESTORS II, L.P.

By:	EPE Acquisition Holdings, LLC
its manager

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

EPE 892 CO-INVESTORS III, L.P.

By:	EPE Acquisition Holdings, LLC
its manager

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO COMMODITIES MANAGEMENT, L.P.
(with respect to Series I)

By:	Apollo Commodities Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO COMMODITIES MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

EPE ACQUISITION HOLDINGS, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC,
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President